UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2023

Aquestive Therapeutics, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-38599	82-3827296
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Technology Drive
Warren, NJ 07059
(908) 941-1900
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)
________________________________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AQST	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.
As previously disclosed in its Current Report on Form 8-K (“Current Report”) filed with the Securities and Exchange Commission (the “SEC”) on June 6, 2022, Aquestive Therapeutics, Inc., a Delaware corporation (“Aquestive” or the “Company”) entered into Securities Purchase Agreements (the “Purchase Agreements”) with certain purchasers (the “Purchasers”). The Purchase Agreements provide for the sale and issuance by the Company of an aggregate of: (i) 4,850,000 shares (the “Shares”) of the Company’s common stock, $0.001 par value (the “Common Stock”), (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to 4,000,000 shares of Common Stock, and (iii) warrants (the “Common Stock Warrants” and, together with the Shares and the Pre-Funded Warrants, the “Securities”) to purchase up to 8,850,000 shares of Common Stock. The Common Stock Warrants expire on June 8, 2027.
The Pre-Funded Warrants were exercised in full during the year ended December 31, 2022. During the six months ended June 30, 2023, 3,689,452 of the Common Stock Warrants were exercised by the holders thereof, with resulting proceeds to the Company of approximately $3,542,000.
On August 1, 2023, the Company entered into an Inducement Offer to Exercise Common Stock Purchase Warrants letter agreement (the “Letter Agreement”) with the holder (the “Exercising Holder”) of 5,000,000 of the remaining Common Stock Warrants (the “Existing Warrants”). Pursuant to the Letter Agreement, the Exercising Holder and the Company agreed that the Exercising Holder would exercise all of its Existing Warrants for shares of Common Stock underlying the Existing Warrants (the “Exercised Shares”) at $0.96 per share of Common Stock, the current exercise price of the Existing Warrants. In consideration for exercising the Existing Warrants, the Letter Agreement provides that the Company issue to the Exercising Holder new warrants to purchase up to an aggregate of 2,750,000 shares of Common Stock (the “New Warrants”). The New Warrants expire on February 2, 2029, and are exercisable after issuance only for cash, subject to exception if the shares of Common Stock underlying the New Warrants are not registered in accordance with the terms of the Letter Agreement. The New Warrants have an exercise price of $2.60 per share.
The New Warrants and the shares of Common Stock issuable upon the exercise of the New Warrants are not being registered under the Securities Act of 1933, and are being offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act.
The Existing Warrants and the Exercised Shares were registered pursuant to a Registration Statement (No. 333-254775) on Form S-3, which was filed by the Company with the Commission on March 26, 2021, and declared effective on April 5, 2021, as supplemented by a prospectus supplement dated June 6, 2022.
The Company has agreed to file a resale registration statement (the “Resale Registration Statement”) on Form S-3 (or other appropriate form if the Company is not then S-3 eligible) providing for the resale by the Holders of the New Warrant Shares issued and issuable upon exercise of the New Warrants, as soon as practicable (and in any event within 60 calendar days of the date of the Letter Agreement). The Company has agreed to use commercially reasonable efforts to cause such Resale Registration Statement to become effective within 180 days following the date of the Letter Agreement and to keep such Resale Registration Statement effective at all times until no holder owns any New Warrants or New Warrant Shares issuable upon exercise thereof.
The Company expects to receive aggregate gross proceeds of approximately $4,800,000.00 from the exercise of the Existing Warrants by the Exercising Holder and issue an aggregate of 5,000,000 shares of Common Stock and New Warrants to purchase an aggregate of up to 2,750,000 shares of Common Stock to the Exercising Holder.
The Company has agreed not to engage in the offering and issuance of securities for a period of thirty (30) days from the date of the Letter Agreement, subject to customary exceptions, and has further agreed not to engage in certain “Variable Rate Transactions” (as such term is defined in the Letter Agreement) during such period.
Subject to limited exceptions, a holder of New Warrants will not have the right to exercise any portion of its New Warrants if the holder (together with such holder’s affiliates, and any persons acting as a group together with such holder or any of such holder’s affiliates) would beneficially own a number of shares of Common Stock in excess of 4.99% (or, upon election by a holder prior to the issuance of any New Warrants, 9.99%) of the shares of Common Stock then outstanding. At the holder’s option, upon notice to the Company, the holder may increase or decrease this beneficial ownership limitation not to exceed 9.99% of the shares of Common Stock then outstanding, with any such increase becoming effective upon 61 days’ prior notice to the Company.
The description of terms and conditions of the New Warrants and the Letter Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the forms of the New Warrant and the Letter Agreement, copies of which are attached as Exhibits 4.1 and 10.1, respectively, to this Current Report and incorporated herein by reference.

Item 3.02	Unregistered Sale of Equity Securities.
The information contained in Item 1.01 of this Current Report in relation to the New Warrants and the shares of Common Stock issuable upon the exercise thereof is hereby incorporated by reference into this Item 3.02.

Item 3.03	Material Modifications to Rights of Security Holders.
The disclosure set forth under Item 1.01 is incorporated herein by reference into this Item 3.03 in its entirety.

Item 9.01	Financial Statements and Exhibits

(d)Exhibits.

Exhibit Number	Description
4.1	Form of New Warrant
10.1	Inducement Offer to Exercise Common Stock Purchase Warrants Letter Agreement dated August 1, 2023

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 2, 2023	Aquestive Therapeutics, Inc.
	By:	/s/ A. Ernest Toth, Jr
Name: A. Ernest Toth, Jr.
Title: Chief Financial Officer
(Principal Financial Officer)